Exhibit 99.4
Last Updated     2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$4	$75	$204	$—	$284	$14
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	(1)	(1)	—	(1)	(2)	2
4	SunCor	9	1	(1)	6	14	(36)
5	El Dorado	(2)	—	(3)	(1)	(6)	(3)
6	Parent Company	5	4	—	—	9	6

7	Income From Continuing Operations	15	79	200	4	299	(17)

	Income (Loss) From Discontinued Operations — Net of Tax
8	SunCor	—	—	7	2	9	(1)
9	Other	2	—	2	(3)	(1)	(2)

10	Total	2	—	9	(1)	8	(3)

11	Net Income	$17	$79	$209	$3	$307	$(20)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

12	Arizona Public Service	$0.04	$0.75	$2.03	$—	$2.82	$0.12
13	Pinnacle West Energy	—	—	—	—	—	—
14	APS Energy Services	(0.01)	(0.01)	—	(0.02)	(0.02)	0.02
15	SunCor	0.09	0.01	(0.01)	0.06	0.13	(0.37)
16	El Dorado	(0.02)	—	(0.03)	(0.01)	(0.06)	(0.03)
17	Parent Company	0.04	0.04	—	0.01	0.09	0.06

18	Income From Continuing Operations	0.14	0.79	1.99	0.04	2.96	(0.20)

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	—	(0.01)	0.07	0.02	0.09	(0.01)
20	Other	0.02	—	0.01	(0.03)	—	(0.01)

21	Total	0.02	(0.01)	0.08	(0.01)	0.09	(0.02)

22	Net Income	$0.16	$0.78	$2.07	$0.03	$3.05	$(0.22)

23	BOOK VALUE PER SHARE	$34.45	$34.13	$35.55	$35.15	$35.15	$0.67

	COMMON SHARES OUTSTANDING (Thousands)
24	Average — Diluted	100,622	100,779	100,829	100,963	100,835	825
25	End of Period	100,115	100,290	100,367	100,486	100,486	527

See Glossary of Terms.	Page 14 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
26	Residential	$246	$335	$574	$263	$1,418	$147
27	Business	264	342	425	323	1,355	116

28	Total retail	510	677	999	586	2,773	263
	Wholesale revenue on delivered electricity
29	Traditional contracts	5	9	12	7	34	12
30	Off-system sales	7	10	16	17	49	3
31	Transmission for others	7	7	8	7	29	3
32	Other miscellaneous services	7	8	9	10	33	2

33	Total regulated operating electricity revenues	536	711	1,044	627	2,918	283

	MARKETING AND TRADING
34	Electricity and other commodity sales	28	40	41	29	138	1

35	Total operating electric revenues	$564	$751	$1,085	$656	$3,056	$284

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
36	Residential	2,734	3,287	5,084	2,667	13,771	777
37	Business	3,285	4,004	4,426	3,685	15,400	424

38	Total retail	6,019	7,291	9,510	6,352	29,171	1,201
	Wholesale electricity delivered
39	Traditional contracts	175	262	296	190	923	40
40	Off-system sales	243	310	478	448	1,481	(132)
41	Retail load hedge management	117	254	529	125	1,026	(564)

42	Total regulated electricity	6,554	8,117	10,813	7,115	32,601	545

	MARKETING AND TRADING
43	Wholesale sales of electricity	1,923	2,648	3,146	1,681	9,397	(6,958)

44	Total electric sales	8,477	10,765	13,959	8,796	41,998	(6,413)

See Glossary of Terms.	Page 15 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

45	Deferred fuel and purchased power regulatory asset — beginning balance	$160	$118	$137	$150	$160	$(13)
46	Deferred fuel and purchased power costs — current period	25	104	69	(9)	189	(55)
47	Regulatory disallowance	—	(14)	—	—	(14)	(14)
48	Interest on deferred fuel	2	1	2	2	7	(1)
49	Amounts recovered through revenues	(69)	(72)	(58)	(32)	(231)	34

50	Deferred fuel and purchased power regulatory asset — ending balance	$118	$137	$150	$111	$111	$(49)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
51	Electricity and other commodity sales, realized (a)	$8	$22	$6	$6	$43	$(2)
52	Mark-to-market reversals on realized sales (a) (b)	(8)	1	(3)	1	(7)	7
53	Change in mark-to-market value of forward sales	10	(6)	(2)	2	2	2

54	Total gross margin	$10	$17	$1	$9	$38	$7

	By Pinnacle West Entity

55	APS	$(1)	$7	$—	$—	$7	$(7)
56	Pinnacle West	11	10	1	9	31	14
57	APS Energy Services	—	—	—	—	—	—
58	Pinnacle West Energy	—	—	—	—	—	—

59	Total gross margin	$10	$17	$1	$9	$38	$7

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2007, Pinnacle West had accumulated net mark-to-market gains of $9 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2008, $2 million; and thereafter, $7 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 51 and in line 52 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 51 are included in line 52. For example, line 52 shows that a prior-period mark-to-market gain of $7 million was transferred to “realized” for the total year of 2007. A $7 million realized gain is included in the $43 million on line 51 for the total year of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 16 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
60	Residential	965,428	962,095	963,874	972,654	966,013	29,549
61	Business	118,649	119,792	120,918	121,898	120,314	4,883

62	Total	1,084,077	1,081,887	1,084,792	1,094,552	1,086,327	34,432
63	Wholesale customers	63	62	61	56	61	(16)

64	Total customers	1,084,140	1,081,949	1,084,853	1,094,608	1,086,388	34,416

65	Customer growth (% over prior year)	3.8%	3.5%	3.2%	2.6%	3.3%	(1.1)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

66	Residential	2,657	3,220	4,810	2,704	13,390	378
67	Business	3,228	3,977	4,368	3,663	15,236	223

68	Total	5,885	7,197	9,178	6,367	28,626	601

	RETAIL USAGE (KWh/Average Customer)

69	Residential	2,832	3,417	5,275	2,742	14,256	380
70	Business	27,687	33,425	36,601	30,230	127,998	(1,751)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

71	Residential	2,752	3,346	4,990	2,780	13,861	(33)
72	Business	27,205	33,199	36,126	30,047	126,633	(3,431)

	ELECTRICITY DEMAND (MW)

73	Native load peak demand	4,496	6,705	7,128	5,089	7,128	(92)

See Glossary of Terms.	Page 17 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
74	Nuclear	2,299	1,846	2,218	1,430	7,794	806
75	Coal	3,164	3,265	3,563	3,350	13,342	166
76	Gas, oil and other	1,151	1,518	2,480	1,554	6,703	(681)

77	Total generation production	6,614	6,629	8,261	6,334	27,839	291

	Purchased power
78	Firm load	278	1,676	2,521	913	5,388	1,098
79	Marketing and trading	2,128	3,097	3,993	2,078	11,296	(7,572)

80	Total purchased power	2,406	4,773	6,514	2,991	16,684	(6,474)

81	Total energy sources	9,020	11,402	14,775	9,325	44,523	(6,183)

	POWER PLANT PERFORMANCE

	Capacity Factors
82	Nuclear	94%	75%	89%	57%	79%	8%
83	Coal	84%	86%	93%	87%	87%	0%
84	Gas, oil and other	16%	21%	34%	21%	23%	(2)%
85	System average	50%	49%	61%	47%	52%	1%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
86	Nuclear	57	260	76	470	216	63
87	Coal	203	189	79	164	158	76
88	Gas	267	405	147	264	271	182

89	Total	527	854	302	898	645	321

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 18 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
90	Palo Verde	$54.62	$64.64	$69.26	$57.18	$61.43	$4.67
91	SP15	$60.02	$68.75	$68.84	$68.13	$66.44	$4.49
	Off-Peak
92	Palo Verde	$42.06	$41.46	$37.03	$44.39	$41.24	$4.15
93	SP15	$45.86	$46.14	$41.23	$50.71	$45.99	$5.38

	WEATHER INDICATORS

	Actual
94	Cooling degree-days	172	1,708	2,686	595	5,161	466
95	Heating degree-days	589	8	—	398	995	144
96	Average humidity	36%	18%	30%	30%	30%	2%
	10-Year Averages
97	Cooling degree-days	96	1,554	2,544	441	4,635	—
98	Heating degree-days	517	28	—	394	939	—
99	Average humidity	42%	22%	32%	38%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
100	Single-family	7,017	7,447	4,827	2,587	21,878	(6,098)
101	Multi-family	4,131	3,573	2,687	3,483	13,874	3,767

102	Total	11,148	11,020	7,514	6,070	35,752	(2,331)

	Arizona Job Growth (c)
103	Payroll job growth (% over prior year)	2.4%	1.4%	0.9%	0.1%	1.2%	(3.8)%
104	Unemployment rate (%, seasonally adjusted)	3.8%	3.6%	3.7%	4.1%	3.8%	(0.3)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 19 of 25